UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2009


                              SHADOW MARKETING INC.
             (Exact name of registrant as specified in its charter)


           Nevada                       000-52278                 26-1281852
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

17365 S.W. 13th Street, Pembroke Pines, FL                          33029
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (954) 562-3017

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 14, 2009, we entered into a licensing agreement with Packetera Communications Inc., a private Canadian company, whereby we will acquire the exclusive worldwide 75 year license to use, sell, market, distribute and/or sublicense various products and services owned by Packetera, including an application programming interface for voice-over-Internet protocol ("VOIP"), callback web-to-voice applications, session initiation protocol-Softphone products, virtual calling card products and social VOIP solutions, Internet protocol devices, hosted network platforms and VOIP engineering consulting services. We will also acquire Packetera's interest in existing agreements to supply such products and services. The license will also cover any future telecommunications products and services that Packetera develops.

In consideration of Packetera granting the license and assigning the existing agreements to us, we will deliver to Packetera at closing, a certificate representing 30,600,000 post forward-split common shares in the capital of Shadow. The agreement requires that we complete a forward split of our common stock such that 8.5 new shares of common stock will be issued for each currently issued share of common stock that is currently outstanding. As well, the 4,000,000 pre-split shares of common stock that our directors currently hold must be returned to treasury prior to closing. Accordingly, 59,882,500 shares of our common stock would be issued and outstanding immediately following the transaction. Packetera will also appoint three of its nominees as directors and officers at closing in place of existing directors and officers.

We will hold the license and Packetera's existing agreements through a wholly owned subsidiary that we shall incorporate prior to closing.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Following the filing of this current report on Form 8-K, we shall issue a press release detailing the material changes in our affairs indicated in this report. A copy of the press release regarding the foregoing is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     A.   Financial Statements - None

     B.   Exhibits - 99.1 News Release

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2009               SHADOW MARKETING, INC.


                                       By: /s/ Christopher Paterson
                                          ------------------------------------
                                          CHRISTOPHER PATERSON
                                          Director and Secretary

                                       3